Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of McEwen Mining Inc., a Colorado corporation (the “Company”) for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2013

MCEWEN MINING INC.

/s/ Robert R. McEwen
Robert R. McEwen, Chairman and Chief
Executive Officer

/s/ Perry Y. Ing
Perry Ing, Vice President and
Chief Financial Officer